CERTIFICATION
                            PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, the President of Schroder Series Trust (the "Trust"), with respect to the Trust's report on Form N-CSR for the period ended October 31, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such report on Form N-CSR fully complies with the requirements of
Section 13(a) or Section15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: January 9, 2018

                                   /s/ Michael Beattie
                                   -------------------
                                   Michael Beattie
                                   President

                                 CERTIFICATION
                            PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

     The undersigned, the Treasurer, Controller, and Chief Financial Officer of Schroder Series Trust (the "Trust"), with respect to the Trust's report on Form N-CSR for the period ended October 31, 2017 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. such report on Form N-CSR fully complies with the requirements of
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in such report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: January 9, 2018


                                   /s/ Stephen Connors
                                   -----------------------------------------
                                   Stephen Connors
                                   Treasurer, Controller and Chief Financial
                                   Officer